100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Asset Services May 17, 2006 Jana Turner President, Asset Services Exhibit 99.10

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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2005 Outsourcing % of Americas Revenue
5% 13%
30%
6%
46%
Advisory
Outsourcing
Outsourcing
$268m
US Brokerage
Valuation
Capital Markets
Canada &
Latin America

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

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What is Asset Services?
Asset Services provides a strategic approach to
maximizing the value of commercial assets for
investment owners.
• Technical/Engineering
• Procurement
• Financial/Accounting
• Risk Management
Services include:
• Property Management
• Leasing
• Project Management
• Marketing & Branding
• Tenant Relations

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3 Key Business Drivers Consolidation of Service Providers Outsourcing by Private Market Clients/REITS Active Investment Sales Environment

100 A Century of Service 1906 | 2006
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Key Business Drivers
Consolidation of Service Providers
• DDRS – 4.5 million sq. ft. portfolio consolidated
to two providers (CBRE – East)
• Portfolio consists of smaller, suburban office
product

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

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Key Business Drivers
Outsourcing by Private Market
Clients/REITS
• Hampshire Properties – 9 million sq. ft. managed
(1Q’06)
• Dividend Capital – 8.8 million sq. ft. managed
(1Q’06)

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 Key Business Drivers Active Investment Sales Environment • 1Q’06 – 46.5 million sq. ft. added • 1Q’05 – 27.4 million sq. ft. added

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7% 10%
41%
42%
Office
Industrial
Retail
Other
473 Million Sq.Ft.*
Statistics – Portfolio Distribution
• Includes Partner and Affiliate Office Statistics
• As of December 31, 2005

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CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8 5% 17% 78% Property/Project Management Fees Leasing Sales Statistics – Revenue Distribution • For the year ended December 31, 2005

AMB

Hampshire
REAL ESTATE COMPANIES

TIAA CREF

Principal Global Investors℠

INVESCO

DIVIDEND CAPITAL

THE ESTATE OF JAMES

ING REAL ESTATE
ING CLARION

STRS of Ohio

RREEF

Morgan Stanley

TA Associates

DIGITAL REALTY TRUST

UBS

Presidio of San Francisco

CORNERSTONE
Real Estate Advisers LLC

100 A CENTURY OF SERVICE
1906 | 2006

CBRE
INVESTORS
CB RICHARD ELLIS INVESTORS, LLC

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9 Asset Services’ Top Clients

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

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Growth – Top 10 Clients
sq.ft.
*Through March 31, 2006
*
Top 10 Client CAGR of 20%
0
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
30,000,000
35,000,000
40,000,000
1 2 3 4 5 6 7 8 9 10
2006 2001

Sears Tower.
This address means business.

CBRE | TECHNICAL SERVICES

RISK Management

site stuff | vendor alliance program

GLOBAL standards
to enhance the value of real estate assets

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

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Key Differentiators
THE ASSET SERVICES PLATFORM
• Axis Portal
• CBRE Technical Services
• Global Quality Standards
• Procurement
• Risk Management
• Recruiting/Retention Program

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

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2006 Strategic Initiatives
Seek out Project Management growth through
acquisition of companies or practice groups
Achieve greater industry penetration with the Axis
Portal
Growth of Private Label initiative
Continued focus on building a meaningful Account
Management program and platform
Further drive cost efficiencies from the shared
services divisions

CBRE

CB RICHARD ELLIS

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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